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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2005

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                           0-20750                       74-2175590
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
         incorporation)                                                       No.)


                         2550 NORTH LOOP WEST, SUITE 600
                              Houston, Texas 77092
              (Address of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)
       __________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Officer Compensation

On April 25, 2005, the Human Resources Program Committee (the "Committee") of the Board of Directors of Sterling Bancshares, Inc. (the "Company") approved the following base salaries to be paid for 2005, effective April 1, 2005, to the following executive officers of the Company who have been included as the "named executive officers" in the Company's proxy statement for the 2005 Annual Meeting of Shareholders:

         NAME                                      TITLE                                     2005 SALARY
         ----                                      -----                                     -----------
J. Downey Bridgwater                President and Chief Executive Officer                     $425,000
Stephen C. Raffaele                 Executive Vice President and                              $242,000
                                    Chief Financial Officer
Glenn W. Rust                       Executive Vice President and                              $212,000
                                    Chief Operations Officer
Daryl D. Bohls                      Executive Vice President and                              $212,000
                                    Regional CEO - North Houston Region
James W. Goolsby, Jr.               Executive Vice President and                              $201,000
                                    General Counsel

Additional information regarding the compensation of the Company's named executive officers is provided in the Company's proxy statement for the 2005 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 9, 2005. A summary of the base salaries for the above listed "named executive officers" is attached as Exhibit 10.1 incorporated by reference herein.

Non-Employee Director Compensation

On April 25, 2005, the Committee approved the compensation for the Company's non-employee directors for the 2005-2006 term commencing at the Annual Meeting of Shareholders held on April 25, 2005, such compensation being described as follows:


       EVENT                                 AMOUNT
-------------------------   ------------------------------------------------
Annual Retainer             $15,000, payable in the form of shares of common
                            stock pursuant to the 2003 Stock Incentive and
                            Compensation Plan

Quarterly Board Meeting     $2,500 for each quarterly board meeting attended in
                            person, payable in cash. There will be scheduled a
                            maximum of four quarterly board meetings for a
                            maximum attendance fee of $10,000 per term year.

                                       2
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
       EVENT                                 AMOUNT
-------------------------   ------------------------------------------------

Other Board Meetings        Directors are compensated for attending, either in
                            person or by telephone, board meetings other than
                            scheduled quarterly board meetings as follows,
                            payable in cash:

                            -   Meeting duration of less than            $200
                                one hour
                            -   Meeting duration of one hour or          $500
                                more, but less than four hours
                            -   Meeting duration of four hours         $1,000
                                or more
Committee Meetings          $750 for each committee meeting attended in person
                            or by telephone, except as noted below, payable in
                            cash.  The number of meetings will vary depending
                            upon need, but there will be scheduled a minimum of
                            four committee meetings for a minimum attendance fee
                            of $3,000 per term year.  The fee for audit committee
                            meetings attended, either in person or by telephone,
                            for the review of quarterly earnings releases and
                            Form 10-Qs will be $200, payable in cash.

Annual Retainer for the     $10,000, payable either in cash or in the form
Chairman of the Audit       of shares of common stock pursuant to the
Committee                   2003 Stock Incentive and Compensation
                            Plan, at the election of the Chairman.

Annual Retainer for the     $5,000, payable in the form of shares of common
Chairman of the Human       stock pursuant to the 2003 Stock Incentive and
Resources Programs          Compensation Plan.
Committee

Annual Retainer for the     $5,000, payable in the form of shares of common
Chairman of the Corporate   stock pursuant to the 2003 Stock Incentive and
Governance and Nominating   Compensation Plan.
Committee

The Company reimburses the non-employee directors for their travel expenses incurred in attending meetings. A summary of the compensation payable to the Company's non-employee directors for the 2005-2006 term is attached as Exhibit
10.2 hereto and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

  EXHIBIT NUMBER                     DESCRIPTION OF EXHIBIT
-----------------  ------------------------------------------------------------
      10.1         Summary Description of Named Executive Officer Compensation

      10.2         Summary Description of Non-Employee Director Compensation


                                       4


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2005            STERLING BANCSHARES, INC.


                                  By: /s/ Stephen C. Raffaele
                                      -----------------------------------------
                                      Stephen C. Raffaele
                                      Executive Vice President and
                                      Chief Financial Officer


                                       5
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                                  EXHIBIT INDEX

  EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
-----------------  ------------------------------------------------------------

       10.1         Summary Description of Named Executive Officer Compensation
       10.2         Summary Description of Non-Employee Director Compensation